UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 13, 2008

Worldwide Biotech and Pharmaceutical Company
(Exact name of small business issuer as specified in its charter)

Delaware	01-06914	59-0950777
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4 Fenghui South Road, Jie Zuo Mansion, 15th Floor, A10-11501,
Xi’an, Shaanxi, P.R. China, 710075
(Address of principal executive offices)

86-29-88193339
(Registrant telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4: Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant's Certifying Accountant

(1)  Previous Independent Registered Public Accounting Firm.

(a)	On June 13, 2008, Worldwide Biotech & Pharmaceutical Company (“Registrant”) dismissed Li & Company, PC (“Li & Company”) as its independent registered public accounting firm.

(b)
The reports of Li & Company on the consolidated financial statements of the Registrant as of December 31, 2007 and for the year then ended did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

(c)	The decision to change accountants was approved by the Board of Directors of the Registrant on June 13, 2008.

(d)
During the Registrant’s most recent fiscal year and the subsequent interim periods through the date of change in accountants, there were no disagreements with Li & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li & Company, would have caused it to make reference thereto in its reports on the financial statements for such year.

(e)
On June 17, 2008 the Registrant provided Li & Company with a copy of this Current Report and has requested that it furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements.  A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K

 (2) New Independent Registered Public Accounting Firm.

On June 13, 2008, the Company engaged Parker Randall CF (H.K.) CPA Limited of Room 201, 2/F., Two Grand Tower, 625 Nathan Road, Kowloon, Hong Kong to review the consolidated balance sheet as of June 30, 2008 and the related consolidated statements of operations and comprehensive income, stockholders equity, and cash flows (“financial statements”) for the period then ended. Parker Randall CF (H.K.) CPA Limited will also review the Company’s quarterly financial information for the third quarter ending September 2008.  The Company has not consulted with Parker Randall CF (H.K.) CPA Limited regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues.

Section 9: Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
16.1	Letter of Li & Company, PC dated June 27, 2008 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                Worldwide Biotech and Pharmaceutical Company (Registrant)

Date: June 27, 2008                                                               By: /s/ Wenxia Guo
Wenxia Guo
President and Chief Executive Officer